UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 26, 2025

(Date of earliest event reported)

HONG YUAN HOLDING GROUP

(Exact name of registrant as specified in its charter)

Nevada	000-56252	91-2154289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Room 2103, 21F, No.368, Tianfu 2nd Street

Wuhou District, Chengdu, Sichuan Province China 610094

(Address of principal executive offices, including zip code)

+86-1938218578

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	HGYN	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On February 26, 2025, the board of directors of Hong Yuan Holding Group (the “Company”) terminated its relationship with its independent registered public accounting firm, Olayinka Oyebola & Co (“Olayinka”).

Olayinka was only retained by the Company for less than a year, and no reports were filed with the SEC. During the period that Olayinka was the Company’s auditor through February 26, 2025, there were no disagreements with Olayinka on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Olayinka, would have caused Olayinka to refer to the matter in its reports on the Company’s financial statements for such periods.

The Company provided Olayinka with the disclosures in the preceding paragraph and requested that Olayinka furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.

(b) On February 26, 2025, the Company, based on the decision of its board of directors, approved the engagement of Aloba, Awomolo & Partners, Chartered Accountants (“Aloba”) to serve as the Company’s independent registered public accounting firm, commencing February 26, 2025. Aloba is a member of the Public Company Accounting Oversight Board (PCAOB) in the United States.

During the fiscal year ended December 31, 2024, and through the date of the board of directors’ decision, the Company did not consult Aloba concerning the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HONG YUAN HOLDING GROUP.

March 11, 2025	By:	/s/ Li Xudong
Date		Li Xudong
Chief Executive Officer
(Principal Executive Officer)